UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): April 8, 2005

                          PEOPLES BANCORPORATION, INC.

Incorporated under the   Commission File No. 000-20616        I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843

                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

         As of April 8, 2005, Registrant entered into a Noncompetition, Severance and Employment Agreement with L. Andrew Westbrook, III, President of its subsidiary, The Peoples National Bank. The agreement is for a rolling three year term, and provides for a base salary of $200,000. The agreement also provides for payment of annual incentive bonuses determined in accordance with the terms of any incentive plans adopted by the Board of Directors, an automobile, country club dues, and any other employee benefits generally provided by the Company to its most highly ranking executives for so long as the Company provides such benefits. Other terms of the agreement include terms dealing with termination and the rights of the executive to payments following termination under certain circumstances, noncompetition and related agreements, as well as other provisions frequently found in executive employment agreements.
















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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PEOPLES BANCORPORATION, INC.
                                   (Registrant)



Date: April 11, 2005               By: /s/William B. West
                                   ---------------------------------------------
                                   William B. West
                                   Executive Vice President


































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